Exhibit 99.1

FBR Securitization Trust 2005-1
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

H Pool Data
Deal Ticker: FBRSI 05-1

Pool Summary
Total Issue Balance (USD)	1,137,450,000.00
Original Mortgage Pool Balance (USD)	612,294,471.71
Current Mortgage Pool Balance (USD)	612,294,471.71
Total Number of Loans	2,530
Average Loan Balance (USD)	242,013.63
1st lien (%age, months)	(1st Lien, 3 mo. WALA)
2nd lien (%age, months)	—
WA FICO	651
- Minimum FICO	495
- Maximum FICO	817
WA LTV	80.95
- Minimum LTV	16.48
- Maximum LTV	100.00
WA DTI	41.94
- Minimum DTI	0.83
- Maximum DTI	54.95
WA Age (Months)	3
WA Remaining Term (Months)	355
North California (% of Pool)	11.40%
South California (% of Pool)	22.19%

North California
% of State	24.16%
WA FICO	649
- Minimum FICO	500
- Maximum FICO	781
WA LTV	79.21%
- Minimum LTV	16.48%
- Maximum LTV	100.00%
Highest Zip-Code Density (% of State)	0.98%
Zip-Code with Highest Density	95376

South California
% of State	47.02%
WA FICO	659
Minimum FICO	495
Maximum FICO	817
WA LTV	78.99%
Minimum LTV	18.18%
Maximum LTV	100.00%
Highest Zip-Code Density (% of State)	1.48%
Zip-Code with Highest Density	91910

Classification	Total	Check
Mortgage Type	612,294,472	☐
Loan-to-Value	612,294,472	☐
FICO	612,294,472	☐
Purpose	612,294,472	☐
Occupancy	612,294,472	☐
Loan Balance	612,294,472	☐
Property Type	612,294,472	☐
Documentation Type	612,294,472	☐
Fixed Period	612,294,472	☐
Geographic Distribution	612,294,472	☐

Per Annum Fees
Servicer Fees (bps)	0.50%
Average Cost of Carry per Annum	—

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	80.68	643	88,568,823	14.5%
Adjustable Rate Mortgage	81.42	640	359,368,224	58.7%
Option ARMs	0.00	—	—	0.0%
Interest Only Mortgage	80.04	680	164,357,424	26.8%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	17.56	512	214,132	0.0%
20.01-25.00	23.52	657	636,833	0.1%
25.01-30.00	28.45	555	589,465	0.1%
30.01-35.00	33.35	655	714,598	0.1%
35.01-40.00	37.60	598	93,739	0.0%
40.01-45.00	43.25	584	3,222,594	0.5%
45.01-50.00	48.31	650	2,317,398	0.4%
50.01-55.00	52.67	598	4,167,416	0.7%
55.01-60.00	58.77	628	5,792,252	0.9%
60.01-65.00	63.29	647	10,948,107	1.8%
65.01-70.00	68.62	605	15,787,713	2.6%
70.01-75.00	74.01	632	22,176,497	3.6%
75.01-80.00	79.88	670	384,182,368	62.7%
80.01-85.00	84.57	608	54,212,754	8.9%
85.01-90.00	89.55	611	61,397,200	10.0%
90.01-95.00	94.59	629	14,072,129	2.3%
95.01-100.00	99.79	644	31,769,276	5.2%

FICO	WA LTV	WA FICO	Balance	% of Pool
321 - 340	0.00	—	—	0.0%
341 - 360	0.00	—	—	0.0%
361 - 380	0.00	—	—	0.0%
381 - 400	0.00	—	—	0.0%
401 - 420	0.00	—	—	0.0%
421 - 440	0.00	—	—	0.0%
441 - 460	0.00	—	—	0.0%
461 - 480	0.00	—	—	0.0%
481 - 500	51.39	498	816,289	0.1%
501 - 520	78.03	511	14,547,839	2.4%
521 - 540	80.90	531	20,919,683	3.4%
541 - 560	80.08	551	22,464,449	3.7%
561 - 580	81.98	570	24,675,641	4.0%
581 - 600	82.66	592	34,682,702	5.7%
601 - 620	82.44	610	49,942,752	8.2%
621 - 640	81.03	631	75,272,219	12.3%
641 - 660	81.54	650	89,087,256	14.5%
661 - 680	81.46	670	82,667,434	13.5%
681 - 700	80.64	690	70,339,562	11.5%
701 - 720	80.71	709	47,809,190	7.8%
721 - 740	80.00	729	36,433,785	6.0%
741 - 760	78.72	750	25,929,400	4.2%
761 - 780	79.79	771	10,860,337	1.8%
781 - 800	76.60	789	4,780,171	0.8%
801 - 820	62.53	808	792,958	0.1%
> 820	0.00	—	—	0.0%
0	72.90	—	272,806	0.0%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00				0.0%
20.01-25.00				0.0%
25.01-30.00				0.0%
30.01-35.00				0.0%
35.01-40.00				0.0%
40.01-45.00				0.0%
45.01-50.00				0.0%
50.01-55.00				0.0%
55.01-60.00				0.0%
60.01-65.00				0.0%
65.01-70.00				0.0%
70.01-75.00				0.0%
75.01-80.00				0.0%
80.01-85.00				0.0%
85.01-90.00				0.0%
90.01-95.00				0.0%
95.01-100.00				0.0%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	81.38	664	417,837,771	68.2%
Cash-Out/Refinancing	80.14	622	184,817,453	30.2%
Refinancing	77.78	638	9,639,248	1.6%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	81.01	651	592,624,363	96.8%
Non-Owner Occupied	77.39	654	14,793,355	2.4%
2nd Home	83.54	668	4,876,753	0.8%

Loan Balance	WA LTV	WA FICO	Balance	% of Pool
<$200,000	82.61	634	142,482,332	23.3%
<$400,000	81.15	661	295,443,410	48.3%
<$600,000	80.11	648	150,411,965	24.6%
>$600,000	73.76	644	23,956,765	3.9%

Property Type	WA LTV	WA FICO	Balance	% of Pool
Single Family	80.99	647	398,674,243	65.1%
PUD	81.11	649	91,219,156	14.9%
Duplex	81.20	664	48,458,151	7.9%
Condo	80.46	674	47,703,305	7.8%
3-4 Family	79.74	672	21,467,236	3.5%
Townhouse	82.05	611	4,357,090	0.7%
Modular	95.57	670	232,430	0.0%
Manufactured	58.97	602	182,862	0.0%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Stated	79.76	669	354,589,325	57.9%
Full	83.85	623	196,423,199	32.1%
12 mo Bank Statements	78.53	637	59,616,448	9.7%
6 mo Bank Statements	78.59	654	1,665,500	0.3%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	76.06	660	268,967	0.0%
>12 and </= 36	81.00	652	506,631,755	82.7%
>36 and </= 60	84.94	660	7,080,078	1.2%
>60	80.39	647	98,313,671	16.1%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
Alabama	85.53	665	5,719,332	0.9%
Alaska	80.00	703	624,382	0.1%
Arizona	82.15	650	8,147,179	1.3%
Arkansas	93.65	610	1,083,833	0.2%
California	79.07	655	205,658,228	33.6%
Colorado	81.59	643	5,464,376	0.9%
Connecticut	83.08	669	7,180,867	1.2%
Delaware	79.78	591	821,285	0.1%
District of Columbia	69.49	682	1,535,039	0.3%
Florida	81.58	649	61,387,100	10.0%
Georgia	82.11	630	17,177,765	2.8%
Hawaii	82.42	616	4,414,411	0.7%
Idaho	79.58	617	1,814,026	0.3%
Illinois	81.90	648	23,078,075	3.8%
Indiana	90.17	623	7,193,745	1.2%
Kansas	82.18	622	993,710	0.2%
Kentucky	89.28	648	2,665,673	0.4%
Louisiana	89.77	613	1,888,364	0.3%
Maine	81.37	647	1,564,488	0.3%
Maryland	77.42	638	10,348,400	1.7%
Massachusetts	81.27	640	9,111,694	1.5%
Michigan	83.30	620	4,603,563	0.8%
Minnesota	84.99	689	2,085,946	0.3%
Mississippi	92.48	577	748,189	0.1%
Missouri	83.92	620	5,600,658	0.9%
Montana	80.00	651	233,995	0.0%
Nebraska	82.30	627	1,041,359	0.2%
Nevada	80.53	657	20,679,213	3.4%
New Hampshire	73.75	570	592,139	0.1%
New Jersey	82.62	658	25,475,666	4.2%
New Mexico	80.94	660	1,423,413	0.2%
New York	78.84	670	82,073,510	13.4%
North Carolina	82.46	629	2,837,763	0.5%
Ohio	88.03	616	24,663,453	4.0%
Oklahoma	84.87	583	2,434,064	0.4%
Oregon	83.05	643	3,471,089	0.6%
Pennsylvania	84.33	624	7,488,264	1.2%
Rhode Island	80.00	651	2,182,758	0.4%
South Carolina	80.79	667	942,157	0.2%
Tennessee	83.18	624	5,958,402	1.0%
Texas	84.30	659	10,978,258	1.8%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
Utah	81.29	638	4,617,081	0.8%
Vermont	85.09	656	339,761	0.1%
Virginia	79.63	669	15,935,139	2.6%
Washington	82.31	638	6,710,386	1.1%
West Virginia	100.00	608	324,300	0.1%
Wisconsin	85.61	635	377,921	0.1%
Wyoming	91.67	632	604,052	0.1%
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.